SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 31, 2006
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling Agreement, dated as of May 31, 2006, providing for the issuance of the First Horizon Alternative Mortgage
Securities Trust 2006-RE2, Mortgage Pass-Through Certificates, Series 2006-RE2).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-132046	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-132046) filed with the Securities and Exchange Commission (the “Commission”) on April 20, 2006 (the “Registration Statement”), pursuant to which the Registrant registered $5,737,198,489 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on May 26, 2006, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2006-RE2 (the “Offered Securities”).

Pursuant to an Underlying Certificates Purchase Agreement dated as of May 31, 2006 (“UCPA”), by and between UBS Securities LLC (“UBS”) and First Horizon Asset Securities Inc. (“FHASI”), UBS sold two classes of previously issued non-agency mortgage-backed securities evidencing an undivided beneficial ownership interest in a pool of conventional, fixed rate, first lien, fully amortizing, one-to-four family residential mortgage loans (the “Underlying Certificates”) to FHASI. A copy of the UCPA is filed herewith as Exhibit 10.1.

On May 31, 2006, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling Agreement dated as of May 31, 2006 (the “Pooling Agreement”) by and between the Registrant, as Depositor and The Bank of New York, as Trustee. A copy of the Pooling Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $114,341,872 have been sold by the Registrant to UBS pursuant to an Underwriting Agreement dated as of May 26, 2006 (the “UBS Underwriting Agreement”), as supplemented by a Terms Agreement dated as of May 26, 2006 (the “UBS Terms Agreement”), each by and among UBS, the Registrant and First Horizon Home Loan Corporation (“FHHLC”). The UBS Underwriting Agreement and the UBS Terms Agreement are filed herewith as Exhibits 1.1 and 1.2, respectively.

The Registrant is also filing this Current Report on Form 8-K to report certain rate cap transactions between Swiss Re Financial Products Corporation (“SRFP”) and The Bank of New York, as Trustee. The rate caps are described in the Confirmation (Corridor), dated June 1, 2006 and filed herewith as Exhibit 99.1.

Reference is also made to a Guaranty, dated June 1, 2006 (the “Guaranty”) from Swiss Reinsurance Company to The Bank of New York, as Trustee to The Separate Interest Trust, in which Swiss Reinsurance Company absolutely and unconditionally guaranteed the prompt payment of all obligations of its indirect, wholly-owned subsidiary Swiss Re Financial Products Corporation. The Guaranty is filed herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated May 26, 2006, by and among UBS, the Registration and FHHLC

1.2	Terms Agreement dated May 26, 2006 to Underwriting Agreement dated May 26, 2006, by and among UBS, the Registration and FHHLC

4.1	Pooling Agreement dated as of May 31, 2006, by and between the Registrant, as Depositor and The Bank of New York, as Trustee

10.1	Underlying Certificates Purchase Agreement dated as of May 31, 2006, by and between UBS, as Seller, and FHASI, as Purchaser

99.1	Confirmation (Corridor) dated June 1, 2006 between Swiss Re Financial Products Corporation (“SRFP”) and The Bank of New York, as Trustee

99.2	Guaranty dated as of June 1, 2006, from Swiss Reinsurance Company to The Bank of New York, as Trustee to The Separate Interest Trust

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

June 5, 2006	By:	/s/ Alfred Chang
Alfred Chang Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated May 26, 2006, by and among UBS, the Registration and FHHLC

1.2	Terms Agreement dated May 26, 2006 to Underwriting Agreement dated May 26, 2006, by and among UBS, the Registration and FHHLC

4.1	Pooling Agreement dated as of May 31, 2006, by and between the Registrant, as Depositor and The Bank of New York, as Trustee

10.1	Underlying Certificates Purchase Agreement dated as of May 31, 2006, by and between UBS, as Seller, and FHASI, as Purchaser

99.1	Confirmation (Corridor) dated June 1, 2006 between Swiss Re Financial Products Corporation (“SRFP”) and The Bank of New York, as Trustee

99.2	Guaranty dated as of June 1, 2006, from Swiss Reinsurance Company to The Bank of New York, as Trustee to The Separate Interest Trust